                                                                  EXHIBIT 99.1

           PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF
                           TRANSTEXAS GAS CORPORATION

         The following unaudited pro forma condensed consolidated financial information of TransTexas Gas Corporation (the "Company") as of and for the three months ended April 30, 1997 and for the year ended January 31, 1997, illustrate the effect of the sale of the Company's wholly owned subsidiary, TransTexas Transmission Corporation ("Lobo Sale"), and the following transactions (the "Transactions") related to a private offering of debt securities by TransAmerican Energy Corporation (the "TEC Notes Offering"):
(i) the TransTexas Intercompany Loan; (ii) the tender offer for the TransTexas Senior Secured Notes; (iii) the June Exchange Offer; and (iv) the Stock Repurchase Program. The unaudited pro forma condensed consolidated balance sheet has been prepared assuming that the Lobo Sale, the TEC Notes Offering and the Transactions were consummated on April 30, 1997. The unaudited pro forma condensed consolidated statements of operations for the three months ended April 30, 1997 and for the year ended January 31, 1997 have been prepared assuming that the Lobo Sale, the TEC Notes Offering and the Transactions were consummated on February 1, 1997 and 1996, respectively.

         The unaudited pro forma adjustments and the resulting unaudited pro forma condensed consolidated financial information are based on the assumptions noted in the footnotes thereto. The unaudited pro forma condensed consolidated financial information does not purport to represent what the Company's financial position or results of operations would have been had the Lobo Sale, the TEC Notes Offering and the Transactions actually occurred on the dates indicated or the financial position or results of operations for any future date or period.

         The unaudited pro forma condensed consolidated financial information and notes thereto should be read in conjunction with the Company's historical consolidated financial statements and the notes thereto included in the Company's quarterly report on Form 10-Q for the period ended April 30, 1997 and its annual report on Form 10-K for the period ended January 31, 1997.

                           TRANSTEXAS GAS CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF APRIL 30, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                         Historical       Adjustments        Pro Forma
                                                         ----------       -----------        ---------
                        ASSETS
Current assets:
  Cash and cash equivalents   . . . . . . . . . .      $    11,667      $ 1,073,424 (a)     $   197,669
                                                                            450,000 (b)
                                                                             65,000 (c)
                                                                         (1,448,422)(d)
                                                                             46,000 (f)
  Cash restricted for interest  . . . . . . . . .           46,000          (46,000)(f)              --
  Accounts receivable   . . . . . . . . . . . . .           30,327               --              30,327
  Receivable from affiliates  . . . . . . . . . .           70,436          (65,000)(c)           5,436
  Inventories   . . . . . . . . . . . . . . . . .           15,164               --              15,164
  Other current assets  . . . . . . . . . . . . .           13,749               --              13,749
                                                       -----------      -----------         -----------
     Total current assets   . . . . . . . . . . .          187,343           75,002             262,345
Net property and equipment  . . . . . . . . . . .          909,481         (450,592)(a)         458,889
Other assets  . . . . . . . . . . . . . . . . . .           17,436           10,000 (d)          13,823
                                                                            (13,613)(g)
Deferred tax asset  . . . . . . . . . . . . . . .               --           21,987 (h)          21,987
                                                       -----------      -----------         -----------
                                                       $ 1,114,260      $  (357,216)        $   757,044
                                                       ===========      ===========         ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Current maturities of long-term debt  . . . . .      $     8,406      $        --         $     8,406
  Revolving credit agreement  . . . . . . . . . .            8,386               --               8,386
  Accounts payable  . . . . . . . . . . . . . . .           60,377               --              60,377
  Accrued liabilities   . . . . . . . . . . . . .          102,609          (13,879)(d)          53,974
                                                                            (34,756)(d)
                                                       -----------      -----------         -----------
     Total current liabilities  . . . . . . . . .          179,778          (48,635)            131,143
                                                       -----------      -----------         -----------
Long-term debt, less current maturities . . . . .           13,024               --              13,024
Intercompany loan . . . . . . . . . . . . . . . .               --          450,000 (b)         450,000
Production payments, less current portion . . . .           25,362           (7,212)(d)          18,150
Senior secured notes  . . . . . . . . . . . . . .          800,000         (800,000)(d)              --
Subordinated notes  . . . . . . . . . . . . . . .          104,386           11,429 (e)         115,815
Deferred revenue  . . . . . . . . . . . . . . . .           46,176          (46,176)(d)              --
Deferred income taxes . . . . . . . . . . . . . .           35,542          (57,529)(h)              --
                                                                             21,987 (h)
Payable to affiliates . . . . . . . . . . . . . .            7,618          205,000 (h)          82,618
                                                                           (130,000)(i)
Other liabilities . . . . . . . . . . . . . . . .            8,429           (1,309)(d)           7,120
Stockholders' deficit:
  Common stock  . . . . . . . . . . . . . . . . .              740             (250)(d)             490
  Paid-in capital (deficit)   . . . . . . . . . .         (123,524)         130,000 (i)           6,476
  Retained earnings (accumulated deficit)   . . .           16,729         (399,034)(d)         (67,792)
                                                                            314,513 (j)
                                                       -----------      -----------         -----------
     Total stockholders' deficit  . . . . . . . .         (106,055)          45,229             (60,826)
                                                       -----------      -----------         -----------
                                                       $ 1,114,260      $  (357,216)        $   757,044
                                                       ===========      ===========         ===========


The accompanying notes are an integral part of the pro forma financial statements.

                           TRANSTEXAS GAS CORPORATION
       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)


(a) To record the Lobo Sale for an adjusted purchase price of $1,073.4 million:

                 Cash proceeds  . . . . . . . . . . . . . . . . .            $ 1,073,424
                 Carrying value of stock sold . . . . . . . . . .               (450,592)
                                                                             -----------
                       Pretax gain on Lobo Sale   . . . . . . . .            $   622,832 (j)
                                                                             ===========

         Purchase price adjustments were made for, among other things: the value of certain NGLs and stored hydrocarbons; the value of gas in TTC's pipeline; prepaid expenses relating to post-effective date operations; post-closing expenses related to pre-closing operations; the value of oil and gas produced and sold between the effective date of the Lobo Sale and closing (approximately $44 million); property defects; and estimated costs associated with liabilities incurred before closing. Purchase price adjustments made at the closing of the Lobo Sale are subject to a review, reconciliation and resolution process, which is expected to be completed within 105 days following the closing.

(b) To record the borrowing by the Company of $450 million pursuant to the TransTexas Intercompany Loan.

(c) To record the collection of amounts due from affiliates.

(d) To record the application of a portion of the proceeds from (a) through (c) above:

                 Repurchase of Senior Secured Notes . . . . . . .            $   800,000
                 Premium of 11.5% for Senior Secured Notes  . . .                 92,000 (j)
                 Accrued interest on Senior Secured Notes . . . .                 34,756
                 Lobo Sale production repayment . . . . . . . . .                 43,806 (j)
                 Repayment of volumetric production payments
                    (deferred revenue), dollar-denominated
                    production payments and other debt  . . . . .                 68,576
                 Stock Repurchase Program . . . . . . . . . . . .                399,284
                 Debt issue costs . . . . . . . . . . . . . . . .                 10,000
                                                                             -----------
                                                                             $ 1,448,422
                                                                             ===========


         Pending completion of the Stock Repurchase Program, up to $400 million of proceeds from the TEC Notes Offering and the Transactions will be held by the Company in a restricted cash account. Such proceeds will be disbursed from such account (i) for purposes of the Stock Repurchase Program or (ii) upon completion of Phase II of TARC's Capital Improvement Program for general corporate purposes.

         In addition to the above, proceeds of approximately $11 million were used to pay accrued interest on the Senior Secured Notes for the period from May 1, 1997 through June 13, 1997.

         During the months of April and May 1997, the Company obtained additional financing in the aggregate amount of $49.5 million, of which approximately $29.2 million remained outstanding at June 30, 1997.

(e) To record the premium attributable to the Subordinated Notes Exchange Offer. See (j).

(f) To release cash restricted pursuant to the Senior Secured Notes Indenture.

(g) To write off unamortized debt issue costs related to the Senior Secured Notes and the Subordinated Notes. See (j).

(h) To record the income tax effects of the Lobo Sale and of expenses related to the Senior Secured Notes Tender Offer and to reclassify $22.0 million of deferred taxes to deferred tax assets.

                 Payable to TransAmerican pursuant to the Tax
                    Allocation Agreement  . . . . . . . . . . . .            $   205,000
                 Deferred income taxes  . . . . . . . . . . . . .                (57,529)
                                                                             -----------
                                                                             $   147,471
                                                                             ===========


(i) To record the assumption of $130 million of estimated net tax liability by TransAmerican in accordance with the Tax Allocation Agreement.


(j) To record the effects on retained earnings as a result of (a) through (i).

                 Pretax gain on Lobo Sale . . . . . . . . . . . .            $   622,832
                 Premium of 11.5% for Senior Secured Notes  . . .                (92,000)(1)
                 Lobo Sale production repayment . . . . . . . . .                (43,806)
                 Premium attributable to the Subordinated
                     Notes Exchange Offer . . . . . . . . . . . .                (11,429)(1)
                 Unamortized debt issue costs . . . . . . . . . .                (13,613)(1)
                 Federal income taxes . . . . . . . . . . . . . .               (147,471)
                                                                             -----------
                                                                             $   314,513
                                                                             ===========

    _____________
    (1) These amounts and the related income tax benefits, if any, will be recorded as an extraordinary charge to income in the period that the related debt is extinguished.

                           TRANSTEXAS GAS CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED APRIL 30, 1997
                  (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                  (UNAUDITED)




                                                       Historical        Adjustments         Pro Forma
                                                       ----------        -----------         ---------
Revenues:
  Gas, condensate and natural gas liquids   . . .      $    72,882      $   (36,862)(a)     $    36,020
  Transportation  . . . . . . . . . . . . . . . .            9,291           (9,291)(a)              --
  Other   . . . . . . . . . . . . . . . . . . . .              178               --                 178 (d)
                                                       -----------      -----------         -----------
     Total revenues   . . . . . . . . . . . . . .           82,351          (46,153)             36,198
                                                       -----------      -----------         -----------
Costs and expenses:
  Operating   . . . . . . . . . . . . . . . . . .           27,142          (21,936)(a)           5,206
  Depreciation, depletion and amortization  . . .           33,557          (14,408)(a)          19,149
  General and administrative  . . . . . . . . . .           15,140           (7,688)(a)           7,452
  Taxes other than income taxes   . . . . . . . .            5,214           (2,450)(a)           2,764
                                                       -----------      -----------         -----------
     Total costs and expenses   . . . . . . . . .           81,053          (46,482)             34,571 (d)
                                                       -----------      -----------         ------------
     Operating income   . . . . . . . . . . . . .            1,298              329               1,627
                                                       -----------      -----------         -----------
Other income (expenses):
  Interest income   . . . . . . . . . . . . . . .            1,694               --               1,694
  Interest expense, net   . . . . . . . . . . . .          (25,358)           9,019 (b)         (16,339)
                                                       -----------      -----------         -----------
     Total other income (expense)   . . . . . . .          (23,664)           9,019             (14,645)
                                                       -----------      -----------         -----------
     Loss before income taxes   . . . . . . . . .          (22,366)           9,348             (13,018)
Income taxes (benefit)  . . . . . . . . . . . . .           (7,828)           3,272 (c)          (4,556)
                                                       -----------      -----------         ------------
     Net loss   . . . . . . . . . . . . . . . . .      $   (14,538)     $     6,076         $    (8,462)
                                                       ===========      ===========         ===========
Net loss per share  . . . . . . . . . . . . . . .      $     (0.20)                         $     (0.17)
                                                       ===========                          ===========
Weighted average number of common
  shares outstanding  . . . . . . . . . . . . . .       74,000,000                           49,044,750 (e)
                                                       ===========                          ===========


The accompanying notes are an integral part of the pro forma financial statements.

                           TRANSTEXAS GAS CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED JANUARY 31, 1997
                  (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                  (UNAUDITED)




                                                        Historical       Adjustments          Pro Forma
                                                        ----------       -----------          ---------
Revenues:
  Gas, condensate and natural gas liquids   . . .      $   363,459      $  (173,761)(a)     $   189,698
  Transportation  . . . . . . . . . . . . . . . .           34,423          (34,423)(a)              --
  Gain on the sale of assets  . . . . . . . . . .            7,856               --               7,856
  Other   . . . . . . . . . . . . . . . . . . . .              609               --                 609(d)
                                                       -----------      -----------         -----------
     Total revenues   . . . . . . . . . . . . . .          406,347         (208,184)            198,163
                                                       -----------      -----------         -----------
Costs and expenses:
  Operating   . . . . . . . . . . . . . . . . . .          114,453          (97,494)(a)          16,959
  Depreciation, depletion and amortization  . . .          132,453          (78,932)(a)          53,521
  General and administrative  . . . . . . . . . .           45,596           (2,000)(a)          43,596
  Taxes other than income taxes   . . . . . . . .           22,566          (12,818)(a)           9,748
  Litigation settlement   . . . . . . . . . . . .          (96,000)              --             (96,000)
                                                       -----------      -----------         -----------
     Total costs and expenses   . . . . . . . . .          219,068         (191,244)             27,824(d)
                                                       -----------      -----------         -----------
     Operating income   . . . . . . . . . . . . .          187,279          (16,940)            170,339
                                                       -----------      -----------         -----------

Other income (expenses):
  Interest income   . . . . . . . . . . . . . . .            5,544               --               5,544
  Interest expense, net   . . . . . . . . . . . .          (97,007)          24,368 (b)         (72,639)
                                                       -----------      -----------         -----------
     Total other income (expense)   . . . . . . .          (91,463)          24,368             (67,095)
                                                       -----------      -----------         -----------
     Income before income taxes   . . . . . . . .           95,816            7,428             103,244
Income taxes  . . . . . . . . . . . . . . . . . .           12,491           23,644 (c)          36,135
                                                       -----------      -----------         -----------
     Net income   . . . . . . . . . . . . . . . .      $    83,325      $   (16,216)        $    67,109
                                                       ===========      ===========         ===========
Net income per share  . . . . . . . . . . . . . .      $      1.13                          $      1.37
                                                       ===========                          ===========
Weighted average number of common
  shares outstanding  . . . . . . . . . . . . . .       74,000,000                           49,044,750 (e)
                                                       ===========                          ===========


The accompanying notes are an integral part of the pro forma financial statements.

                           TRANSTEXAS GAS CORPORATION

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


(a) To adjust revenues, including losses relating to risk management activities, operating expenses, depreciation, depletion and amortization, general and administrative and taxes other than income taxes as a result of the Lobo Sale.


(b)  To adjust interest expense as follows:

                                                                       Three Months
                                                                           Ended           Year Ended
                                                                      April 30, 1997    January 31, 1997
                                                                      --------------    ----------------
         Interest on the Intercompany Loan at a rate of 10.875% .       $   12,234         $   48,938
         Interest on estimated federal income tax liability payable
            to affiliate at an assumed rate of 9.0% . . . . . . .            1,688              6,750
         Historical interest on Subordinated Notes  . . . . . . .           (3,294)            (1,646)
         Interest on Subordinated Exchange Notes at a rate of 13.75%         3,981             15,925
         Historical interest expense on the Senior Secured Notes           (23,000)           (92,000)
         Historical interest expense on other debt  . . . . . . .             (634)            (2,500)
         Amortization of estimated debt issuance costs  . . . . .              500              2,000
         Amortization of historical debt issuance costs . . . . .             (606)            (1,835)
         Change in interest capitalized . . . . . . . . . . . . .              112                 --
                                                                        ----------         ----------
                 Total adjustment to interest expense . . . . . .       $   (9,019)        $  (24,368)
                                                                        ==========         ==========


(c) To adjust income tax expense for the effects of adjustments (a) and (b) above based on the federal statutory rate of 35%.

(d) Does not include revenues and related expenses attributable to the Agreement for Services between the Company and Conoco Inc.

(e) Assumes 24,955,250 common shares are purchased pursuant to the Stock Repurchase Program at $16 per share.